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                                                                  EXHIBIT 10.49

           SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is entered into to be effective as of April 13, 1999, by and among F.Y.I. Incorporated, a Delaware corporation ("F.Y.I."), the Lenders (as such term is defined in the Credit Agreement, as hereinafter defined) which are parties hereto, Paribas, a bank organized under the laws of France acting through its Chicago Branch, as agent for itself and the other Lenders (formerly "Banque Paribas," the "Agent"), and NationsBank, N.A., dba Bank of America, National Association, successor by merger to Bank of America, Texas, N.A., and Bank One, Texas, N.A., as co-agents for themselves and the other Lenders (the "Co-Agents").

                                    RECITALS

         A. F.Y.I., the Agent, the Co-Agents and the Lenders (other than Texas Capital Bank, National Association) entered into that certain Amended and Restated Credit Agreement dated as of February 17, 1998 (as amended by a First Amendment thereto dated as of August 3, 1998, the "Credit Agreement"), pursuant to which, among other things, the Lenders agreed to make certain loans available to F.Y.I. upon the terms and conditions set forth therein;

         B. F.Y.I., the Agent, the Co-Agents and the Lenders desire to amend the Credit Agreement to increase the aggregate principal amount of the Commitments, to add Texas Capital Bank, National Association as a Lender, to adjust the pricing grid and in certain other respects as more fully set out herein.

                                   AGREEMENT

         NOW, THEREFORE, for and in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, F.Y.I., the Lenders, the Agent and the Co-Agents hereby agree as follows:

         1. Terms. All terms used herein which begin with an initial capital letter shall, unless otherwise expressly defined herein, have the same definitions assigned to such terms in the Credit Agreement, as modified by this Amendment.

         2. Amendment to Commitment. Effective as of the date hereof, the aggregate principal amount of the Commitments is increased from $65,000,000 to $100,000,000. The amount set forth opposite the name of each Lender on the signature pages hereto under the heading "Commitment" shall represent the obligation of such Lender as increased hereby, or, in the case of Texas Capital Bank, as first established hereby.

         3. Definitions.

            (a) Effective as of the date hereof, the following definitions appearing in Section 1.1 of the Credit Agreement are hereby amended to read in their entirety as follows:

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT - Page 1


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                "Applicable Margin" means, with respect to any period and with respect to Prime Rate Loans, Eurodollar Loans and the Commitment Fees, the percentage set forth in the table below that corresponds to the ratio of (a) Total Debt as of the date of the relevant financial statements referred to below to (b) EBITDA for the four fiscal quarters of F.Y.I. then most recently ended as of the date of such financial statements, calculated in accordance with Section 1.4:


                                                Applicable Margins
                                                       for
Total Debt to                         Eurodollar        Prime        Commitment
EBITDA Ratio                            Loans        Rate Loans         Fee
>= 2.50 to 1.00                         1.75%            0%            0.375%
>= 2.00 to 1.00 and < 2.50 to 1.00      1.25%            0%            0.250%
>= 1.50 to 1.00 and < 2.00 to 1.00      1.00%            0%            0.250%
< 1.50 to 1.00                          0.75%            0%            0.250%


            For purposes hereof and notwithstanding the preceding sentence, the Applicable Margin for the period from the date of the execution of the Second Amendment to this Agreement to the first Calculation Date thereafter shall be deemed to be 0.75% for Eurodollar Loans, 0% for Prime Rate Loans and 0.250% for Commitment Fees and shall thereafter be calculated on each Calculation Date based upon the preceding table and the financial statements delivered by F.Y.I. pursuant to Section 8.1(b) and the certificate delivered by F.Y.I. pursuant to Section 8.1(c); provided, that if F.Y.I. fails to deliver to the Agent such financial statements or certificate on or before the relevant Calculation Date, the Applicable Margin shall be deemed to be the percentage reflected in the preceding table as if the ratio of Total Debt to EBITDA were greater than 2.50 to 1.00 until the date such statements and certificate are received by the Agent, after which the Applicable Margin shall be determined as otherwise provided herein.

                "Commitment" means, as to any Lender, the obligation of such
            Lender to make or continue Loans and incur or participate in Letter of Credit Liabilities hereunder in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Lender on the signature pages to the Second Amendment to this Agreement under the heading "Commitment" or, if such Lender is a party to an Assignment and Acceptance, the amount set forth in the most recent Assignment and Acceptance of such Lender, as the same may be reduced or terminated pursuant to Section 2.13 or 11.2, and "Commitments" means such obligations of all Lenders. As of the date of the execution of the Second

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            Amendment to this Agreement, the aggregate principal amount of the
            Commitments is $100,000,000.

                "Fee Letter" means the letter dated as of February 17, 1998, between F.Y.I. and the Agent, as supplemented by an amendment fee letter dated as of March 23, 1999.

                "Guaranties" means the guaranty agreements, in form and
            substance satisfactory to the Agent (including, without limitation, the Master Guaranty) executed at any time pursuant to the Prior Agreement or this Agreement by any of the Subsidiaries of F.Y.I. or any other Loan Party in favor of the Agent for the benefit of the Agent and the Lenders, and any guaranty agreement executed pursuant to Section 5.3 hereof, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

                "Permitted Acquisition" means any Acquisition which has been approved in writing by the Agent and the Required Lenders or any other Acquisition which satisfies each of the following requirements: (a) the acquiror (or surviving corporation if the acquisition is by means of a merger) is F.Y.I. or any Subsidiary of F.Y.I., (b) the assets to be acquired in connection with such Acquisition are assets that are to be used in the existing businesses of the acquiror as such business is presently conducted,
            (c) such Acquisition has been approved by the Board of Directors of the acquired entity, (d) the acquired entity shall have generated positive EBITDA during the twelve-month period preceding the Acquisition, which positive EBITDA shall be audited or reviewed by an accounting firm acceptable to the Agent if (but only if) the Acquisition involves total consideration paid or payable of $10,000,000 or more, after adjusting for excess owners' compensation and other pro forma charges as validated by the Agent,
            (e) after giving effect to such Acquisition and any Debt incurred in connection therewith, Total Debt does not exceed 2.5 times EBITDA for the four fiscal quarters most recently completed of F.Y.I. and its Subsidiaries (and including the acquired entity's trailing twelve-month EBITDA as adjusted for any interest not acquired, if audited or reviewed by an accounting firm acceptable to the Agent) (EBITDA may include proforma adjustments to an acquired entity's earnings, as adjusted for any interest not acquired, acceptable to the Agent), (f) such Acquisition shall not exceed $25,000,000 in total consideration (including any Debt assumed or guaranteed in connection therewith), without Required Lenders' approval, (g) the aggregate amount of all such Acquisitions made on or after the date of the Second Amendment shall not exceed $30,000,000, in total consideration (including any Debt assumed or guaranteed in connection therewith) in any twelve-month period without Required Lenders' approval, (h) prior to and after giving effect to the Acquisition, no Default shall exist, (i) after giving effect to such Acquisition, F.Y.I. will not violate any financial covenant, and (j) no material part of the Property or business operations to be acquired are located outside the U.S. or Canada; provided, however, that up

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT - Page 3


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            to $10,000,000 (valued at total purchase consideration including any Debt assumed or guaranteed in connection therewith) in Acquisitions made on or after the Closing Date and during the term of this Agreement will be deemed to be Permitted Acquisitions despite their failure to meet the requirements of items (d) and (j) preceding so long as no such acquired entity or entities shall have annual sales (individually for any one such acquired entity or in the aggregate for all such acquired entities) in excess of $10,000,000 or cumulative EBITDA losses (individually for any one such acquired entity or in the aggregate for all such acquired entities) in excess of $1,500,000 incurred, in each case during the twelve-month period preceding the respective dates of acquisition.

                "Required Lenders" means, at any date of determination, the
            Lenders having in the aggregate at least 71% (in Dollar amount as to any one or more of the following) of the sum of the aggregate outstanding Commitments (or, if the Commitments have terminated or expired, the aggregate outstanding principal amount of the Loans and the aggregate Letter of Credit Liabilities).

            (b) Effective as of the date hereof, the following additional definitions are added to Section 1.1 of the Credit Agreement to appear therein in their proper alphabetical order and to read in their entirety as follows:

                "Master Guaranty" means the Master Guaranty Agreement
            substantially in the form of Exhibit B to the Second Amendment to this Agreement, together with the Joinder Agreement attached thereto pursuant to which a Subsidiary of F.Y.I. may join in as a Guarantor as required by Section 5.3(b) of the Credit Agreement.

                "Second Amendment" means the Second Amendment to this Agreement dated as of April 13, 1999.

         4. Amendment to Section 2.2(a). Effective as of the date hereof, the first sentence of Section 2.2(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

            The Loans made by each Lender shall be evidenced by a single promissory note of F.Y.I. in substantially the form of Exhibit A to the Second Amendment to this Agreement, dated the date of such Second Amendment, payable to the order of such Lender in a principal amount equal to its Commitment (as originally in effect or thereafter increased) and otherwise duly completed; provided, however, that the Swingline Advances made by Paribas shall be evidenced by a single promissory note of F.Y.I. in the maximum original principal amount of $1,000,000 payable to the order of Paribas in substantially the form of Exhibit D hereto, dated the Closing Date.

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         5. Conditions Precedent. This Amendment shall be effective upon the occurrence of each of the following:

            (a) Second Amendment. The execution of this Amendment by each of F.Y.I., the Agent, the Co-Agents and the Lenders;

            (b) Consents. The execution of a consent to this Amendment by each of the Loan Parties other than the Borrower in the form requested by the Agent, which, among other things, shall reaffirm the Guaranty and Security Agreement, if any, executed by each such Loan Party;

            (c) Notes. The Notes duly completed and executed by F.Y.I.

            (d) Resolutions. Resolutions of the board of directors of F.Y.I. certified by its Secretary or an Assistant Secretary or other analogous officer or representative which authorize the execution, delivery and performance by the Loan Parties of this Amendment and such other Loan Documents to be executed in connection herewith to which F.Y.I. or any other Loan Party is to be a party;

            (e) Officers' Certificate. An officers' certificate of F.Y.I. certifying as to the incumbency and signature of each officer of the Loan Parties executing this Amendment and the other Loan Documents to be executed in connection herewith, as to no changes to such Loan Parties' articles or certificates of incorporation, other analogous constitutional documents, or bylaws since the copies thereof most recently certified and delivered to the Agent, and as to the continuing existence and good standing of each Loan Party, such certificate to be dated as of a current date and in form reasonably satisfactory to the Agent and its counsel;

            (f) Guaranty. A Master Guaranty executed by each existing Subsidiary of F.Y.I. (other than MMS Securities, Inc.) in the form attached hereto;

            (g) Payment of Fees and Expenses. F.Y.I. shall have paid all fees and expenses of or incurred by the Agent and its counsel to the extent billed on or before the date hereof and payable pursuant to this Amendment;

            (h) Opinions of Counsel. A favorable opinion of Locke Liddell & Sapp LLP, counsel for the Loan Parties, in form and substance satisfactory to the Agent with respect to F.Y.I. and its Subsidiaries; and

            (i) Proceedings Satisfactory. All matters and proceedings taken in connection with this Amendment and the other Loan Documents to be delivered in connection herewith shall be reasonably satisfactory to the Agent and its counsel.


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         Borrower shall deliver, or cause to be delivered, to the Agent sufficient counterparts of each agreement, document or instrument to be received by the Agent under this Section 4.1 to permit the Agent to distribute a copy of the same to each Lender.

         6. Representation and Warranties. F.Y.I. represents and warrants to the Agent and each Lender that:

            (a) On and as of the date hereof, the authorized Capital Stock, share ownership and par value per share of each of the Subsidiaries of F.Y.I. are listed on Schedule 1 hereto.

            (b) All of the issued and outstanding Capital Stock of F.Y.I. and its Subsidiaries has been validly issued and is fully paid and nonassessable. Except as described on Schedule 1, there are no outstanding subscriptions, options, warrants, calls or rights (including preemptive rights) to acquire, and no outstanding securities or instruments convertible into, Capital Stock of F.Y.I. or any of its Subsidiaries.

            (c) F.Y.I. has (i) undertaken or, in the case of recently acquired Subsidiaries, is undertaking a detailed review and assessment of all areas within the business and operations of it and its Subsidiaries that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by F.Y.I. or its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed or, in the case of recently acquired Subsidiaries, is developing a detailed plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented (except in respect of recently acquired Subsidiaries) that plan in accordance with that timetable. F.Y.I. reasonably anticipates that all computer applications that are material to the business and operations of it and its Subsidiaries will on a timely basis be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 Compliant").

            (d) The representations and warranties made by F.Y.I. in the Loan Documents, as the same are amended hereby, are true and correct at the time this Amendment is executed and delivered, except to the extent that such representations and warranties are expressly by their terms made only as of the Closing Date or another specified date. F.Y.I. further represents and warrants to the Agent and the Lenders that: (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of F.Y.I. and the other Loan Parties, as appropriate, and will not violate the articles of incorporation or bylaws of F.Y.I. or such other Loan Parties; (ii) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default; and
         (iii) F.Y.I. is in full compliance with all covenants and agreements contained in the Credit Agreement as amended hereby.


SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT - Page 6

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         7. Costs. F.Y.I. agrees to pay all reasonable costs incurred in connection with the negotiation, preparation, execution and consummation of this Amendment and the transactions preceding and contemplated by this Amendment including, without limitation, the reasonable fees and expenses of Jenkens & Gilchrist, P.C., counsel to the Agent and the Lenders.

         8. Miscellaneous.

            (a) Headings. Section headings are for reference only, and shall not affect the interpretation or meaning of any provision of this Amendment.

            (b) No Waiver. No failure on the part of the Agent or the Lenders to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under the Loan Documents shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege under the Loan Documents shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

            (c) Effect of this Amendment. The Credit Agreement, as amended by this Amendment, shall remain in full force and effect except that any reference therein, or in any other Loan Document, referring to the Credit Agreement, shall be deemed to refer to the Credit Agreement, as amended by this Amendment.

            (d) Governing Law. EXCEPT TO THE EXTENT THAT THE CREDIT AGREEMENT EXPRESSLY PROVIDES OTHERWISE, THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

            (e) Counterparts. This Amendment may be executed by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall be construed as but one and the same Amendment.

            (f) NO ORAL AGREEMENTS. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE ENTIRE AGREEMENT AMONG THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.


SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT - Page 7


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

                                    F.Y.I.:

                                    F.Y.I. INCORPORATED


                                    By:  /s/ TIMOTHY J. BARKER
                                       ---------------------------------------
                                       Timothy J. Barker
                                       Senior Vice President


                                    LENDERS:

Commitment:                         PARIBAS, as Agent and a Lender
$30,000,000

                                    By:      /s/  CLARK C.KING, III
                                       ---------------------------------------
                                    Name:    CLARK C. KING, III
                                         -------------------------------------
                                    Title:   MANAGING DIRECTOR
                                          ------------------------------------

                                    By:      /s/ FRANCOIS DELANGLE
                                       ---------------------------------------
                                    Name:    FRANCOIS DELANGLE
                                         -------------------------------------
                                    Title:   VICE PRESIDENT
                                          ------------------------------------


Commitment:                         NATIONSBANK, N.A.,
$30,000,000                         dba BANK OF AMERICA, NATIONAL
                                    ASSOCIATION, successor by merger to
                                    BANK OF AMERICA, TEXAS, N.A.,
                                    as Co-Agent and a Lender


                                    By:      /s/ TODD M. BURNS
                                       ---------------------------------------
                                    Name:    TODD M. BURNS
                                         -------------------------------------
                                    Title:   Vice President
                                          ------------------------------------



SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT - Page 8


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Commitment:                         BANK ONE, TEXAS, N.A.,
$30,000,000                         as Co-Agent and a Lender


                                    By:      /s/ FRED POINTS
                                       ---------------------------------------
                                    Name:    FRED POINTS
                                         -------------------------------------
                                    Title:   Vice President
                                          ------------------------------------


Commitment:                         TEXAS CAPITAL BANK,
$10,000,000                         NATIONAL ASSOCIATION, as a Lender


                                    By:      /s/RUSSELL HARTSHEILD
                                       ---------------------------------------
                                    Name:    RUSSELL HARTSHEILD
                                         -------------------------------------
                                    Title:   SVP
                                          ------------------------------------


         Each Loan Party (other than Borrower) hereby consents and agrees to this Amendment and agrees that the Guaranty and the Security Agreements (if any) executed by such Loan Party shall remain in full force and effect and shall continue to be the legal, valid and binding obligations of such Loan Party enforceable against such Loan Party in accordance with its respective terms.

                                    LOAN PARTIES:

                                    ACT MEDICAL RECORD SERVICES, INC.
                                    APS SERVICES ACQUISITION CORP.
                                    ACADIAN CONSULTANTS CORP.
                                    ADVANCED DIGITAL GRAPHICS, INC.
                                    ASSOCIATE RECORD TECHNICIAN SERVICES
                                       ACQUISITION CORP.
                                    B&B (BALTIMORE-WASHINGTON) ACQUISITION
                                       CORP.
                                    CH ACQUISITION CORP.
                                    CALIFORNIA MEDICAL RECORD SERVICE
                                       ACQUISITION CORP.
                                    COMPUTER CENTRAL CORPORATION
                                    CREATIVE MAILINGS, INC.
                                    DPAS ACQUISITION CORP.
                                    DEBARI ASSOCIATES ACQUISITION CORP.
                                    DELAWARE MAJOR ACQUISITION CORP.
                                    DELIVEREX ACQUISITION CORP.
                                    DELIVEREX SACRAMENTO ACQUISITION CORP.
                                    DISC ACQUISITION CORP.
                                    DOCTEX ACQUISITION CORP.

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT - Page 9


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                                    EAGLE LEGAL SERVICES ACQUISITION CORP.
                                    ECONOMIC RESEARCH SERVICES, INC.
                                    F.Y.I. INVESTMENTS, INC.
                                    IMAGENT ACQUISITION CORP.
                                    INFORMATION MANAGEMENT ACQUISITION
                                       CORP.
                                    INPUT MANAGEMENT, INC.
                                    LIFO MANAGEMENT, INC.
                                    LEONARD ARCHIVES ACQUISITION CORP.
                                    MAVRICC MANAGEMENT SYSTEMS, INC.
                                    MMS ESCROW AND TRANSFER AGENCY, INC.
                                    MEDICOPY ACQUISITION CORP.
                                    MICRO PUBLICATION SYSTEMS, INC.
                                    MINNESOTA MEDICAL RECORD SERVICE
                                       ACQUISITION CORP.
                                    PERMANENT RECORDS MANAGEMENT, INC.
                                    PREMIER ACQUISITION CORP.
                                    QCS INET ACQUISITION CORP.
                                    QUALITY COPY ACQUISITION CORP.
                                    RAC (CALIFORNIA) ACQUISITION CORP.
                                    RESEARCHERS ACQUISITION CORP.
                                    ROBERT A. COOK ACQUISITION CORP.
                                    RECORDEX ACQUISITION CORP.
                                    T.C.H. GROUP, INC.
                                    TCH MAILHOUSE, INC.
                                    THE RUST CONSULTING GROUP, INC.
                                    ZIA ACQUISITION CORP.
                                    ZIP SHRED CANADA ACQUISITION CORP.
                                    ZIPSHRED, INC.


                                    By: /s/ TIMOTHY J. BAKER
                                       ----------------------------------------
                                       Timothy J. Barker, Authorized Officer for
                                       each of the Original Guarantors

                                    INPUT OF TEXAS, L.P. (formerly known as
                                       Input of Texas, Inc.)

                                    By: Input Management, Inc., its general
                                        partner


                                       By: /s/ TIMOTHY J. BARKER
                                          -------------------------------------
                                          Timothy J. Barker, Vice President


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                                  LIFO SYSTEMS, L.P. (formerly known as LIFO
                                        Systems, Inc.)

                                  By: LIFO Management, Inc., its general partner


                                        By: /s/ TIMOTHY J. BARKER
                                           ------------------------------------
                                           Timothy J. Barker, Vice President

                                  PERMANENT RECORDS, L.P. (successor, by merger,
                                        to Texas Medical Record Service
                                        Acquisition Corp. and Permanent Records
                                        Acquisition Corp.)

                                  By: Permanent Records Management, Inc., its
                                        general partner


                                        By: /s/ TIMOTHY J. BARKER
                                           ------------------------------------
                                           Timothy J. Barker, Vice President


SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT - Page 11